UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 of 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2022

9 Meters Biopharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37797	27-3948465
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8480 Honeycutt Road, Suite 120, Raleigh, NC 27615
(Address of principal executive offices) (Zip Code)

(919) 275-1933
(Registrant’s telephone number, include area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.0001 Par Value	NMTR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e) On June 22, 2022, 9 Meters Biopharma, Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders of the Company approved the 9 Meters Biopharma, Inc. 2022 Stock Incentive Plan (the “Plan”), pursuant to which 12,000,000 shares of the Company’s common stock, plus the number of shares of common stock underlying any award granted under the 9 Meters Biopharma, Inc. 2012 Omnibus Incentive Plan, as amended, that expires, terminates, or is canceled or forfeited without such shares of common stock having been issued, are available for issuance as equity incentives to its employees, consultants and directors.

You can find a summary of the principal features of the Plan in the definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on May 13, 2022 (the “Proxy Statement”), under the heading “Proposal 3 – Approval of the 9 Meters Biopharma, Inc. 2022 Stock Incentive Plan”. The summary of the Plan contained in the Proxy Statement is qualified in its entirety by the full text of the Plan, filed as Exhibit 10.1 to this Current Report on Form 8K.

The Company’s Board of Directors approved the Plan on May 4, 2022, subject to stockholder approval, and also approved on that date the form of Notice of Stock Option Grant and Award Agreement, filed as Exhibit 10.2 to this Current Report on Form 8K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The following proposals were voted upon at the Annual Meeting and the final voting results with respect to each such proposal are set forth below:

1. To elect two Class I directors to serve a three-year term expiring at the 2025 annual meeting of stockholders and until each such directors' successor is elected and qualified, or until his earlier death, resignation, or removal, based on the following votes:

Director:	Votes For	Votes Withheld	Broker Non-Votes
Michael Constantino	92,841,992	24,963,335	61,535,029
Lorin K. Johnson, Ph.D.	89,853,336	27,951,991	61,535,029

2. To approve an amendment to the amended and restated certificate of incorporation, as amended, to effect a reverse stock split of the Company's common stock, the decision whether to implement such split, being subject to the discretion of the Board of Directors:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
146,546,598	32,189,633	604,125	--

3. To approve the 9 Meters Biopharma, Inc. 2022 Stock Incentive Plan:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
98,375,854	16,829,041	2,600,432	61,535,029

4. To approve holding an advisory (nonbinding) vote on named executive officer compensation:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
100,494,720	13,586,205	3,724,402	61,535,029

5. To approve holding an advisory (nonbinding) vote on the frequency of future stockholder advisory votes on named executive officer compensation (“Say-on-Frequency”):

One Year	Two Years	Three Years	Votes Abstained	Broker Non-Votes
108,978,196	1,928,572	3,139,644	3,758,915	61,535,029

Based on these voting results, and the recommendation of the Company’s Board of Directors that was included in the Proxy Statement, the Company has determined that it will hold future advisory votes on named executive officer compensation on an annual basis until the next Say-on-Frequency advisory vote.

6. To ratify the selection of Mayer Hoffman McCann, P.C. as the Company's independent registered public accounting firm for the year ending December 31, 2022:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
172,333,309	4,497,853	2,509,194	--

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
Exhibit 10.1	9 Meters Biopharma, Inc. 2022 Stock Incentive Plan.
Exhibit 10.2	Form of 9 Meters Biopharma, Inc. Notice of Stock Option Grant and Award Agreement.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

9 Meters Biopharma, Inc.

Date: June 22, 2022	By:	/s/ Bethany Sensenig
Bethany Sensenig
Chief Financial Officer